                FIRST AMENDMENT TO STOCK REDEMPTION AGREEMENT

     This First Amendment to Stock Redemption Agreement is dated effective as of January 10,1996, by and among GARDEN VALLEY NATURALS, INC., formerly known as S & D FOODS, INC., a California corporation (the "Corporation"), DEAN NICHOLSON ("Nicholson"), and STEVEN REEDY ("Reedy"), with reference to the following facts:

     A.  The parties entered into the Stock Redemption Agreement dated
November 15, 1995, pursuant to which the Corporation agreed to redeem from each of Nicholson and Reedy 550,000 shares of the common stock of Corporation (the "Agreement").

     B. Nicholson and Reedy subsequently each transferred to Marken Company ("Marken") 22,500 shares of the common stock of the Corporation, which shall be immediately redeemed by the Corporation.

     C. The parties desire to amend the Agreement to decrease the number of shares to be redeemed by the Corporation under the Agreement by the 45,000 shares transferred to Marken.

     NOW, THEREFORE, the parties agree as follows:

     1.  Section 1 of the Agreement shall be amended to read as follows:

         1. PURCHASE AND SALE. Upon the execution and delivery of the First Amendment to the Agreement, Nicholson and Reedy each shall sell to the Corporation, and the Corporation shall purchase from each of Nicholson and Reedy 137,500 shares of the common stock of the Corporation for the purchase price indicated in Section 2.a, and immediately thereafter, the Corporation shall purchase from each of Nicholson and Reedy 390,000 shares of the common stock of the Corporation for the purchase price indicated in Section 2.b (collectively, the "Shares"). Nicholson and Reedy shall deliver to the Corporation certificates representing the Shares, duly endorsed to the Corporation or accompanied by stock assignments, executed by Nicholson and Reedy, respectively.

     2. The introductory paragraph of Section 2 and Section 2.a shall be amended to read as follows:

          2. PURCHASE PRICE AND PAYMENT. The purchase price of the Shares shall be Two Million One Hundred Ten Thousand Dollars ($2,110,000), payable as follows:

               a. the Corporation shall pay to each of Nicholson and Reedy $275,000 by check upon the execution and delivery of the First Amendment to this Agreement.

     3. Except as amended hereby, the Agreement shall remain in full force and effect.

     This Amendment is entered into as of the date first written above.

                                       GARDEN VALLEY NATURALS, INC.,
                                       a California corporation


                                       By: /s/ Floyd Hill
                                          --------------------------------
                                          Floyd Hill, President


                                       By: /s/ Dean Nicholson
                                          --------------------------------
                                          DEAN NICHOLSON


                                       By: /s/ Steven Reedy
                                           -------------------------------
                                           STEVEN REEDY

                             PROMISSORY NOTE

$780,000                   Burlingame, CA                   January 10, 1996

     FOR VALUE RECEIVED, the undersigned, GARDEN VALLEY NATURALS, INC., formerly known as S & D FOODS, INC., a California corporation ("Maker"), promises to pay to DEAN NICHOLSON ("Payee"), or order, at 2609 Hillside Drive, Burlingame, CA 94010, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest charged thereon.

     The principal under this Note shall be due and payable on the earlier of
(i) two years after the date hereof or (ii) the closing of any initial public offering of Maker's securities. This Note may be prepaid, at any time, in whole or in part, without penalty.

     Maker hereby waives presentment, demand for payment, notice of dishonor and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers, or modifications that may be made or granted by Payee to Maker.

     In regard to any payment of any portion of the principal amount of this Note that does not comply with Section 500 of the California Corporations Code, Payee agrees to subordinate that amount to the then-existing creditors as of the date when due until such time as the payment of that portion of the principal amount would comply with Section 500, without regard to compliance as of the date of the issuance of this Note.

     Maker agrees to pay all costs of collection hereof, including reasonable attorneys' fees. The interpretation and enforcement of this Note shall be governed by California law.

     This Note is issued pursuant to the Stock Redemption Agreement dated November 15, 1995, among Maker, Payee, and Steve Reedy.


                                       GARDEN VALLEY NATURALS, INC.,
                                       a California corporation


                                       By: /s/ Floyd Hill
                                           -------------------------------
                                           Floyd Hill, President

                                                                   "Maker"

          Payment of this Note is subordinated to the payment of all obligations of the maker hereof to Wells Fargo Bank, National Association pursuant to the terms of a Subordination Agreement dated as of February 19, 1997, as the same may be amended or modified from time to time by the parties thereto, and any substitutions therefor.

                             PROMISSORY NOTE

$780,000                   Burlingame, CA                   January 10, 1996

     FOR VALUE RECEIVED, the undersigned, GARDEN VALLEY NATURALS, INC., formerly known as S & D FOODS, INC., a California corporation ("Maker"), promises to pay to STEVE REEDY ("Payee"), or order, at 3103 Hillside Drive, Burlingame, CA 94010, or at such other place as Payee may from time to time designate by written notice to Maker, the principal sum of Seven Hundred Eighty Thousand Dollars ($780,000), without interest charged thereon.

     The principal under this Note shall be due and payable on the earlier of
(i) two years after the date hereof or (ii) the closing of any initial public offering of Maker's securities. This Note may be prepaid, at any time, in whole or in part, without penalty.

     Maker hereby waives presentment, demand for payment, notice of dishonor and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this note, and hereby consents to any and all extensions of time, renewals, releases of liens, waivers, or modifications that may be made or granted by Payee to Maker.

     In regard to any payment of any portion of the principal amount of this Note that does not comply with Section 500 of the California Corporations Code, Payee agrees to subordinate that amount to the then-existing creditors as of the date when due until such time as the payment of that portion of the principal amount would comply with Section 500, without regard to compliance as of the date of the issuance of this Note.

     Maker agrees to pay all costs of collection hereof, including reasonable attorneys' fees. The interpretation and enforcement of this Note shall be governed by California law.

     This Note is issued pursuant to the Stock Redemption Agreement dated November 15, 1995, among Maker, Payee, and Dean Nicholson.


                                       GARDEN VALLEY NATURALS, INC.,
                                       a California corporation


                                       By: /s/ Floyd Hill
                                           -------------------------------
                                           Floyd Hill, President

                                                                   "Maker"

          Payment of this Note is subordinated to the payment of all obligations of the maker hereof to Wells Fargo Bank, National Association pursuant to the terms of a Subordination Agreement dated as of February 19, 1997, as the same may be amended or modified from time to time by the parties thereto, and any substitutions therefor.

              FIRST AMENDMENT TO STOCK REDEMPTION AGREEMENT

     This First Amendment to Stock Redemption Agreement is dated effective as of January 10, 1996, by and among GARDEN VALLEY NATURALS, INC., formerly known as S & D FOODS, INC., a California corporation (the "Corporation"), DEAN NICHOLSON ("Nicholson"), and STEVEN REEDY ("Reedy"), with reference to the following facts:

     A. The parties entered into the Stock Redemption Agreement dated November 15, 1995, pursuant to which the Corporation agreed to redeem from each of Nicholson and Reedy 550,000 shares of the common stock of Corporation (the "Agreement").

     B. Nicholson and Reedy subsequently each transferred to Marken Company ("Marken") 22,500 shares of the common stock of the Corporation, which shall be immediately redeemed by the Corporation.

     C. The parties desire to amend the Agreement to decrease the number of shares to be redeemed by the Corporation under the Agreement by the 45,000 shares transferred to Marken.

     NOW, THEREFORE, the parties agree as follows:

     1.  Section 1 of the Agreement shall be amended to read as follows:

         1. PURCHASE AND SALE. Upon the execution and delivery of the First Amendment to the Agreement, Nicholson and Reedy each shall sell to the Corporation, and the Corporation shall purchase from each of Nicholson and Reedy 137,500 shares of the common stock of the Corporation for the purchase price indicated in Section 2.a, and immediately thereafter, the Corporation shall purchase from each of Nicholson and Reedy 390,000 shares of the common stock of the Corporation for the purchase price indicated in Section 2.b (collectively, the "Shares"). Nicholson and Reedy shall deliver to the Corporation certificates representing the Shares, duly endorsed to the Corporation or accompanied by stock assignments, executed by Nicholson and Reedy, respectively.

     2. The introductory paragraph of Section 2 and Section 2.a shall be amended to read as follows:

         2. PURCHASE PRICE AND PAYMENT. The purchase price of the Shares shall be Two Million One Hundred Ten Thousand Dollars ($2,110,000), payable as follows:

             a. the Corporation shall pay to each of Nicholson and Reedy $275,000 by check upon the execution and delivery of the First Amendment to this Agreement.

     3. Except as amended hereby, the Agreement shall remain in full force and effect.

     This Amendment is entered into as of the date first written above.


                                       GARDEN VALLEY NATURALS, INC.,
                                       a California corporation



                                       By: /s/ Floyd Hill
                                          ---------------------------------
                                             Floyd Hill, President

                                       /s/ Dean Nicholson
                                       ------------------------------------
                                       DEAN NICHOLSON

                                       /s/ Steven Reedy
                                       ------------------------------------
                                       STEVEN REEDY

                                     2